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                                                                    EXHIBIT 10.7

                             SUBORDINATION AGREEMENT

         This Agreement, dated as of July 31, 2002, is made by Concorde Gaming Corporation, a Colorado corporation (the "Parent"), for the benefit of First National Bank, Rapid City, South Dakota, and its endorsers, successors and assigns (the "Lender").

                                    RECITALS

         In accordance with the terms and conditions of a Loan Agreement dated July 31, 2002 (the "Loan Agreement"), by and between the Lender and Concorde Cripple Creek, Inc., a Colorado corporation wholly owned by Parent (the "Borrower"), the Lender agreed to lend to the Borrower $7,600,000.00 (the "Loan") for the purposes set forth in the Loan Agreement.

         As a condition to the Loan, the Lender requires that the Parent subordinate the payment of all management, consulting, supervision or development fees, and all compensation, distributions, dividends or benefits, however described, and in any form whatsoever (collectively, the "Distributions"), to the payment of any and all indebtedness of the Borrower to the Lender for the benefit of the Lender.

                                    AGREEMENT

         ACCORDINGLY, in consideration of the making of the Loan by the Lender and other financial accommodations that may hereafter be made for the benefit of the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent hereby agrees as follows:

         1. Definitions. As used herein, the following terms have the meanings set forth below:

         Borrower Default: means a "Default or "Event of Default" as defined in the Loan Agreement or any other Loan Documents.

         Collateral: means the "Collateral" as defined in the Loan Agreement.

         Loan Agreement: means the Loan Agreement, dated as of July 31, 2002, between the Borrower and the Lender.

         Senior Indebtedness: means all Obligations of the Borrower under the Loan Agreement and any other agreement or instrument evidencing, governing, or issued in connection with the Loan.

         Obligations: means the "Obligations" as defined in the Loan Agreement.

         Subordinate Obligations: means the Borrower's obligation to pay Distributions and any other debt or obligation owing from the Borrower to the Parent, whether now existing or hereinafter arising.

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         2. Subordination. The payment of all Subordinate Obligations is hereby expressly deferred and subordinated to the extent and in the manner hereinafter set forth to the payment in full of the Senior Indebtedness. Regardless of any priority otherwise available to the Parent by law or by agreement, the Parent agrees that (i) the Lender holds a first priority security interest in the Collateral, and (ii) no payments in respect of Subordinate Obligations are secured by any interest in any Collateral.

         3. Payments. Until all of the Senior Indebtedness has been paid in full and the Loan Agreement has been terminated, the Parent may not, without the Lenders' prior written consent, demand, receive or accept any payment from the Borrower in respect of the Subordinate Obligations, or exercise any right of or permit any setoff in respect of the Subordinate Obligations, except that the Parent may accept payments of Distributions, provided that such payments may not be made if a Borrower Default has occurred and is continuing with respect to any Senior Indebtedness or if such payments would result in a Borrower Default.

         4. Receipt of Prohibited Payments. Notwithstanding any other provision hereof, the Parent is entitled to retain and apply for its own purposes, each and every payment received by the Parent in accordance with the terms of this Subordination Agreement (and under no other conditions); provided, however, that such payment is received before actual receipt by the Parent of notice that a Borrower Default has occurred and is continuing. If the Parent receives any other payment on Subordinate Obligations, except as stated in the foregoing sentence, the Parent will hold the amount so received in trust for the Lender and will forthwith turn over such payment to the Lender in the form received (except for the endorsement of the Parent where necessary) for application to then-existing Senior Indebtedness (whether or not due), in such manner of application as set forth in the Loan Agreement. If the Parent exercises any right of setoff which the Parent is not permitted to exercise under the provisions of this Agreement, the Parent will promptly pay over to the Lender, in immediately available funds, an amount equal to the amount of the claims or obligations offset. If the Parent fails to make any endorsement required under this Agreement, the Lender, or any of its officers or employees or agents on behalf of the Lender, is hereby irrevocably appointed by the Parent as the attorney-in-fact (which appointment is coupled with an interest) for the Lender to make such endorsement in the Parent's name.

         5. Action on Subordinated Obligations. Until all of the Senior Indebtedness has been paid in full and the Loan Agreement has been terminated, the Parent will not commence any action or proceeding against the Borrower to recover all or any part of Subordinate Obligations, or join with any creditor (unless the Lender so joins) in bringing any proceeding against the Borrower under any bankruptcy, reorganization, readjustment of debt, arrangement of debt receivership, liquidation or insolvency law or statute of the federal or any state government, or take possession of, sell, or dispose of any rights to Collateral, or exercise or enforce any right or remedy available to the Parent with respect to the Collateral.

         6. Bankruptcy and Insolvency. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy law, dissolution, liquidation or any other marshaling of the assets or liabilities of the Borrower (a "Bankruptcy Event"), the Parent will file all claims, proofs of claim or other instruments of similar character necessary to enforce the obligations of the Borrower in respect of Subordinate Obligations and will hold in trust for the Lender and


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promptly pay over to the Lender in the form received (except for the endorsement of the Parent where necessary) for application to the then-existing Senior Indebtedness, any and all moneys, dividends or other assets thereafter received in any such proceedings on account of Subordinate Obligations, unless and until the Senior Indebtedness has been paid in full. If the Parent fails to take any such action, the Lender, as attorney-in-fact for the Parent, may take such action on the Parent's behalf prior to ten business days before the deadline for taking any such action. The Parent hereby irrevocably appoints the Lender, or any of its officers or employees on behalf of the Lender, as attorney-in-fact for the Parent (which appointment is coupled with an interest) in connection with a Bankruptcy Event with the power but not the duty to demand, sue for, collect and receive any and all such moneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, to vote claims comprising Subordinate Obligations to accept or reject any loan of partial or complete liquidation, reorganization, arrangement, composition or extension and to take such other action in the Lender's own name or in the name of the Parent as the Lender may deem necessary or advisable for the enforcement of the agreements contained herein; and the Parent will execute and deliver to the Lender such other and further powers-of-attorney or instruments as the Lender may request in order to accomplish the foregoing.

         7. Restrictive Legend: Transfer of Subordinate Obligations. The Parent will cause all agreements, notes, bonds, debentures or other instruments evidencing Subordinate Obligations or any part thereof to contain a specific statement thereon to the effect that the indebtedness thereby evidenced is subject to the provisions of this Agreement, and the Parent will mark its books conspicuously to evidence the subordination effected hereby.

         8. Continuing Effect. This Agreement constitutes a continuing agreement of subordination, and the Lender may, without notice to or consent by the Parent, modify any term of the Senior Indebtedness in reliance upon this Agreement. Without limiting the generality of the foregoing, the Lender may, at any time and from time to time, either before or after receipt of any such notice of revocation, without the consent of or notice to the Parent and without incurring responsibility to the Parent or impairing or releasing any of the Lender's rights or any of the Parent's obligations hereunder:

                  (a) alter the terms of the Senior Indebtedness in accordance with the terms of the Loan Agreement;

                  (b) sell, exchange, release or otherwise deal with any property at any time securing payment of the Senior Indebtedness or any part thereof as provided in the Loan Documents; and

                  (c) exercise or refrain from exercising any right against the Borrower or any other person (including the Parent).


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         9. Notice. All notices and other communications hereunder must be in writing and must be (i) personally delivered, (ii) transmitted by registered mail, postage prepaid, or (iii) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below:

                If to the Parent:      Concorde Gaming Corporation
                                       3290 Lien Street
                                       Rapid City, South Dakota 57702

                                       Attention: Jerry Baum, President

                If to the Lender:      First National Bank, Rapid City
                                       909 St. Joseph Street, Suite 101
                                       Rapid City, South Dakota 57701
                                       Attn:  Todd Christoffer, Branch President

or at such other address as may hereafter be designated in writing by that party. All such notices or other communications are deemed given on (i) the date received if delivered personally, (ii) the two business days after posting if delivered by mail, or (iii) the date of transmission if delivered by telecopy on a business day between the hours of 9:00 a.m. and 5:00 p.m. (central time), otherwise on the immediately following day.

         10. Conflict in Agreements. If the subordination provisions of any instrument evidencing Subordinate Obligations conflict with the terms of this Agreement, the terms of this Agreement and the Guaranty of Parent in favor of Lender dated of even date herewith shall govern the relationship between the Lender and the Parent.

         11. No Waiver. No waiver is deemed to be made by the Lender of any of its rights hereunder or under the Guaranty of Parent in favor of Lender dated of even date herewith, unless the same is in writing signed on behalf of the Lender, and each such waiver, if any, is a waiver only with respect to the specific matter or matters to which the waiver related and in no way impairs the rights of the Lender or the obligations of the Parent to the Lender in any other respect at any time.

         12. Governing Law; Consent to Jurisdiction and Venue. This Agreement must be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of South Dakota.

         13. Binding Effect: Acceptance. This Agreement is binding upon the Parent and the Parent's successors and assigns and inures to the benefit of the Lender and its successors and assigns irrespective of whether this or any similar agreement is executed by any other creditor of the Borrower. Notice of acceptance by the Lender of this Agreement or of reliance by the Lender upon this Agreement is hereby waived by the Parent.

         14. Miscellaneous. The paragraph headings herein are included for convenience of reference only and do not constitute a part of this Agreement for any other purpose.


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         15. Term of Agreement. This Agreement expires when the Senior
Indebtedness has been paid in full and the Loan Agreement has been terminated; provided that the Parent agrees that to the extent that the Borrower makes any payment or payments with respect to the Senior Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to Borrower, a receiver, or any other party under any bankruptcy, insolvency or other similar state or federal statute, common law, or principles of equity, then, to the extent of such payment of repayment, the Senior Indebtedness or part thereof intended to be satisfied may be revived and continued in full force and effect as if such payment had not been made, and this Agreement may be revived and continued in full force and effect as if such payment had not been made.

         IN WITNESS WHEREOF, the Parent has executed this Agreement as of the date and year first above-written.

                                         CONCORDE GAMING CORPORATION,


                                         a Colorado corporation
                                         By: /s/ Jerry Baum
                                             -----------------------------------
                                             Its: President


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         The foregoing Subordination Agreement is hereby accepted by the Lender as of the date first above written.

                                    FIRST NATIONAL BANK

                                    By: /s/ illegible
                                        ----------------------------------------
                                        Its: Branch President

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT FOR BORROWER FOLLOWS]


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                           ACKNOWLEDGEMENT BY BORROWER

WITH RESPECT TO THE ABOVE SUBORDINATION AGREEMENT, THE BORROWER HEREBY:

acknowledges receipt of a copy thereof, and consents to all of the terms and provisions thereof.


                                    CONCORDE CRIPPLE CREEK, INC.,
                                    A COLORADO CORPORATION


                                    By: /s/ Jerry Baum
                                        ----------------------------------------
                                            Name:  Jerry Baum
                                            Its: President



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